Exhibit 32.1


CERTIFICATION OF PERIODIC REPORT
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
            18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form 10-QSB filed by BOL Bancshares, Inc. (the "Registrant") for the quarter ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




							 /s/ G. Harrison Scott
August 10, 2004                            G. Harrison Scott
Date							Chairman
                                          (in his capacity as duly authorized
                                           officer of the Registrant)